Rule 497(e)
File Nos. 333-189440 and 811-05961

GREAT-WEST SMART TRACK® II VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company of New York

Supplement dated July 1, 2016
to the Prospectus dated April 22, 2016

This Supplement amends certain information contained in the Prospectus dated April 22, 2016.

Effective July 1, 2016, all references in the Prospectus to the "Lifetime Income Lock Fixed GLWB Rider" are deleted and replaced with the "Great-West Secure Income Foundation GLWB Rider."

If you have any questions, you may contact the Retirement Resource Operations Center by calling 877-723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated April 22, 2016.

Please read this Supplement carefully and retain it for future reference.